UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

AMERICAN FINANCE TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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650 Fifth Avenue, 30th Floor
New York, New York 10019
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on April 8, 2020
February 27, 2020
To the Stockholders of American Finance Trust, Inc.:
I am pleased to invite our stockholders to the 2020 Annual Meeting of Stockholders (“Annual Meeting”) of American Finance Trust, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Wednesday, April 8, 2020 at The Core Club, located at 66 E. 55th Street, New York, NY 10022, commencing at 1:00 p.m. (local time). At the Annual Meeting, you will be asked to consider and vote upon (1) the election of two members of the Board of Directors to serve until the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) and until their successors are duly elected and qualify, (2) the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2020, (3) a proposal to adopt a non-binding advisory resolution approving the executive compensation for our named executive officers as described herein, (4) a proposal recommending, by non-binding vote, the frequency of future non-binding advisory votes on executive compensation, and (5) the transaction of such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof. Our Board of Directors has fixed the close of business on February 14, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of the Company’s Class A common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. The Company makes proxy materials available to our stockholders on the Internet. The Company is relying on Securities and Exchange Commission rules that allow it to furnish proxy materials to you via the Internet. Unless you have already requested to receive a printed set of proxy materials, you will receive a Notice Regarding the Internet Availability of Proxy Materials. This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you.
You can access proxy materials at www.proxyvote.com/AFIN. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. In order to authorize your proxy via the Internet or by telephone, you must have the stockholder identification number that appears on the materials sent to you. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have submitted your proxy. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.
You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.
By Order of the Board of Directors,
/s/ Katie P. Kurtz

Katie P. Kurtz
Chief Financial Officer, Secretary and Treasurer

AMERICAN FINANCE TRUST, INC.

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650 Fifth Avenue, 30th Floor
New York, New York 10019
PROXY STATEMENT
The accompanying proxy is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of American Finance Trust, Inc., a Maryland corporation (the “Company”), for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment thereof, and is provided together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2019 (our “2019 10-K”). References in this Proxy Statement to “we,” “us,” “our,” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 650 Fifth Avenue, 30th Floor, New York, New York 10019. This Proxy Statement, the proxy card, the Notice of Annual Meeting and our 2019 10-K have been made available to you on the Internet. Mailing to our stockholders of a Notice Regarding the Internet Availability of Proxy Materials to our stockholders is expected to commence on or about February 27, 2020. Additional copies of this Proxy Statement and our 2019 10-K will be furnished to you, without charge, by writing us at American Finance Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations or emailing us at investorrelations@ar-global.com.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting To Be Held on April 8, 2020
This Proxy Statement, the Notice of Annual Meeting and our 2019 10-K are available at:
www.proxyvote.com/AFIN

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:
Why did you send me a Notice Regarding the Internet Availability of Proxy Materials?

A:
We have made this Proxy Statement, the Notice of Annual Meeting and our 2019 10-K available to you on the Internet or, upon your request, have delivered or will deliver printed versions of these proxy materials to you by mail because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. You can access this Proxy Statement and the other proxy materials at www.proxyvote.com/AFIN. We are relying on SEC rules that allow us to furnish proxy materials to you via the Internet. You have received or will receive a Notice Regarding the Internet Availability of Proxy Materials. This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you. You may authorize your proxy via the Internet or by telephone by following the instructions on that website.

Q:
Can I vote my shares by filling out and returning the Notice Regarding the Internet Availability of Proxy Materials?

A:
No. The Notice Regarding the Internet Availability of Proxy Materials you received in the mail identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking this Notice and returning it. This Notice will provide instructions on how to authorize your proxy by Internet or by telephone, by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Edward M. Weil, Jr. and Katie P. Kurtz, each of whom are executive officers of the Company, as your proxies, and you are giving them permission to vote your shares of the Company’s Class A common stock, par value $0.01 per share (“Class A common stock”), at the Annual Meeting.

Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on Wednesday, April 8, 2020, at 1:00 p.m. (local time) at The Core Club, located at 66 E. 55th Street, New York, NY 10022.

Q:
What am I being asked to vote on at the Annual Meeting?

A:
At the Annual Meeting, you will be asked to:

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elect Lisa D. Kabnick and Edward M. Weil, Jr. as Class III directors to serve until our 2023 Annual Meeting and until their successors are duly elected and qualify;

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ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2020;

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adopt a non-binding advisory resolution approving the executive compensation for our named executive officers as described herein;

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recommend, by non-binding vote, the frequency of future non-binding advisory votes on executive compensation; and

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consider and act on such matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Q:
Who is entitled to vote?

A:
Anyone who is a holder of record of Class A common stock at the close of business on February 14, 2020 (the “record date”), or holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. Every stockholder is entitled to one vote for each share of Class A common stock held on the record date. There were no shares of the Company’s other two classes of common stock, Class B-1 common stock, par value $0.01 per share, and Class B-2 common stock, par value $0.01 per share, outstanding as of the record date and therefore only shares of Class A common stock are entitled to vote.

Q:
How many shares of Class A common stock are outstanding?

A:
As of the record date, 108,475,266 shares of our Class A common stock were issued and outstanding and entitled to vote at the Annual Meeting.

Q:
What constitutes a “quorum”?

A:
If holders of a majority of our shares of our Class A common stock outstanding on the record date are present at the Annual Meeting, either in person or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present.

Q:
What is a “broker non-vote”?

A:
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Brokers are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of other matters which applicable exchange rules determine to be “non-routine,” without specific instructions from the beneficial owner. Thus, beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted at the Annual Meeting in connection with the election of directors, the non-binding advisory resolution regarding the executive compensation for our named executive officers and the non-binding vote regarding the frequency of future non-binding advisory votes on executive compensation. However, even without these instructions, the shares of beneficial owners will be treated as present for the purpose of establishing a quorum if the broker votes shares on the ratification of the appointment of PwC, which is a routine matter with respect to which brokers have discretionary authority to vote.

Q:
How does the Board of Directors recommend I vote on each proposal?

A:
The Board of Directors recommends a vote “FOR” the election of Lisa D. Kabnick and Edward M. Weil, Jr., as Class III directors, a vote “FOR” the ratification of the appointment of PwC, a vote “FOR” the non-binding advisory resolution regarding the executive compensation for our named executive officers and a vote of  “THREE YEARS” in the non-binding vote regarding the frequency of future non-binding advisory votes on executive compensation.

Q:
How do I vote?

A:
Stockholders can vote in person at the meeting or by proxy. Stockholders have the following three options for submitting their votes by proxy:

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via the Internet at www.proxyvote.com/AFIN;

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by telephone, for automated voting (800) 690-6903 at any time prior to 11:59 p.m. on April 7, 2020, and follow the instructions provided on the proxy card; or

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if you requested a printed set of proxy materials, by mail, by completing, signing, dating and returning the enclosed proxy card.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, since it is quick, convenient and provides a cost savings to us. When you authorize a proxy to vote your shares via the Internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your proxy authorization to arrive late and, therefore, not have your vote be counted. For further instructions on voting, see the Notice Regarding the Internet Availability of Proxy Materials.
If you elect to attend the Annual Meeting, you can submit your vote in person, and any previous proxy that you authorized, whether by Internet, telephone or mail, will be superseded. If you return your signed proxy, your shares will be voted as you instruct, unless you give no instructions with respect to one or more of the proposals. In this case, unless you later instruct otherwise, your shares of Class A common stock will be voted “FOR” the election of Lisa D. Kabnick and Edward M. Weil, Jr. as Class III directors, “FOR” the ratification of the appointment of PwC, “FOR” the non-binding advisory resolution regarding the executive compensation for our named executive officers and “THREE YEARS” in the non-binding vote regarding the frequency of future non-binding advisory votes on executive compensation. With respect to any other proposals to be voted on, your shares of Class A common stock will be voted in the discretion of Mr. Weil and Ms. Kurtz, or either of them.
Q:
How do I vote if I hold my shares in “street name”?

A:
If your shares are held by your bank, broker or other nominee as your nominee (in “street name”), you should receive a voting instruction form in paper, or electronic means to provide instructions, from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If your broker holds your shares of Class A common stock in street name and you do not provide your broker with instructions, your broker will vote your shares on “non-routine” proposals only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker. Of the proposals expected to come before the Annual Meeting, only ratification of the appointment of PwC is considered a routine matter. The other proposals are “non-routine” matters, and, without your instruction, your broker cannot vote your shares on that proposal.

If your shares are held in street name and you wish to attend the Annual Meeting or vote in person, you must bring your broker or bank voting instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring valid government-issued photo identification, such as a driver’s license or a passport.
Q:
What if I submit my proxy and then change my mind?

A:
You have the right to revoke your proxy at any time before the meeting by:

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notifying Ms. Kurtz, our Secretary, in writing;

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attending the meeting and voting in person;

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returning another proxy card dated after your first or prior proxy card, if we receive it before the Annual Meeting date; or

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authorizing a new proxy via the Internet or by telephone to vote your shares.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.
Q:
Will my vote make a difference?

A:
Yes. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What are the voting requirements for the proposals?

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Proposal No. 1 — Election of Directors.   There is no cumulative voting in the election of our directors. The election of each of our nominees for director requires the affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present, in person or by proxy. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

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Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.    This proposal requires the affirmative vote of at least a majority of all the votes cast on the proposal at a meeting at which a quorum is present.

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Proposal No. 3 — Non-Binding Advisory Vote on Named Executive Officer Compensation.   This proposal requires the affirmative vote of at least a majority of all the votes cast on the proposal at a meeting at which a quorum is present.

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Proposal No. 4 — Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes on Executive Compensation.   The non-binding vote regarding the frequency of future advisory votes on executive compensation provides stockholders with four alternatives: one year, two years, three years or abstain. None of the alternatives may receive a majority of the votes cast on this proposal. If that occurs, our Board of Directors will consider the frequency that receives the highest number of votes as the choice of the stockholders.

For purposes of all four proposals, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Q:
How will proxies be voted?

A:
Shares of Class A common stock represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions given, the shares will be voted (1) “FOR” the election of Lisa D. Kabnick and Edward M. Weil, Jr. as Class III directors to serve until our 2023 Annual Meeting and until their successors are duly elected and qualify, (2) “FOR” the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2020, (3) “FOR” the non-binding advisory resolution regarding the executive compensation for our named executive officers, and (4) “THREE YEARS” in the non-binding vote regarding the frequency of future non-binding advisory votes on executive compensation.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting or any postponement or adjournment thereof other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in their discretion.
Q:
How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the Annual Meeting, a submitted proxy gives authority to Mr. Weil and Ms. Kurtz, and each of them, to vote on such matters in accordance with their discretion.

Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our 2021 annual meeting of stockholders (the “2021 Annual Meeting”) may do so by following the procedures prescribed in our bylaws and, in the case of proposals within the scope of Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), by following the procedures specified by that rule. To be eligible for presentation to and action by the stockholders at the 2021 Annual Meeting under our bylaws, director nominations and other stockholder proposals must be received by our secretary no earlier than September 30, 2020 and no later than 5:00 p.m. Eastern Time on October 30, 2020. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. To be eligible for inclusion in our proxy statement for the 2021 Annual Meeting under Rule 14a-8 under the Exchange Act, stockholder proposals must comply with Rule 14a-8 and be received at our principal executive offices no later than October 30, 2020. Proposals should be sent via registered, certified or express mail to: American Finance Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Katie P. Kurtz, Chief Financial Officer, Secretary and Treasurer. For additional information, see “Stockholder Proposals for the 2021 Annual Meeting.”
Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all of the costs of soliciting these proxies. We have contracted with Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay Broadridge aggregate fees of approximately $10,000 to distribute and solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including the review of proxy materials; dissemination of brokers’ search cards; distribution of proxy materials; operating online and telephone voting systems; and receipt of executed proxies. In compliance with the regulations of the SEC, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy and solicitation materials to our stockholders. Our directors and officers and employees of affiliates of our advisor, American Finance Advisors, LLC (the “Advisor”), may also solicit proxies on our behalf in person, by telephone, facsimile or other means, for which they will not receive any additional compensation.

Q:
Is this Proxy Statement the only way that proxies are being solicited?

A:
No. In addition to our mailing proxy solicitation material, our directors and officers and employees of Broadridge and affiliates of the Advisor may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

Q:
Where can I find more information?

A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com/AFIN.

You can request a paper or electronic copy of the proxy materials, free of charge:
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via Internet, at www.proxyvote.com/AFIN;

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via telephone, at (800) 579-1639; or

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via e-mail, at sendmaterial@proxyvote.com.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.
Q:
What does it mean if I receive more than one proxy card or voting instruction form?

A:
Some of your shares of Class A common stock may be registered differently or held in a different account. You should vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares of Class A common stock are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at

(866) 902-0063. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.
Q:
What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A:
The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, notices or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to have a separate stockholder identification number and receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our 2019 10-K, this Proxy Statement or a Notice Regarding the Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (866) 902-0063 or by mailing a request to American Finance Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.
Q:
Whom should I call with other questions?

A:
If you have additional questions about this Proxy Statement or the Annual Meeting or would like additional copies of this Proxy Statement, our 2019 10-K or any documents relating to any of our future stockholder meetings, please contact: American Finance Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations, Telephone: (866) 902-0063, E-mail: investorrelations@ar-global.com, website: www.americanfinancetrust.com.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The Board of Directors is responsible for monitoring and supervising the performance of our day-to-day operations and the Advisor. The Advisor is controlled by AR Global Investments, LLC (“AR Global”). In accordance with our charter, our Board of Directors is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. At the Annual Meeting, two Class III directors will be elected to serve until our 2023 Annual Meeting and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the Maryland General Corporation Law (the “MGCL”), or more than 15. The number of directors on the Board is currently fixed at five, of which four are independent.
Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about Lisa D. Kabnick and Edward M. Weil, Jr., our Class III directors with a term expiring at the Annual Meeting (who are also nominees for election as Class III directors at the Annual Meeting), for each of the continuing members of our Board and for each of our executive officers:
Directors with Terms Expiring at the Annual Meeting/Nominee	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Lisa D. Kabnick	III	64	Lead Independent Director, Nominating and Corporate Governance Committee Chair	2015	2020	2023
Edward M. Weil, Jr.	III	52	Chief Executive Officer, President and Chair of Board	2015	2020	2023
Continuing Directors
Leslie D. Michelson	II	69	Independent Director	2017	2019	—
Stanley R. Perla	I	76	Independent Director, Audit Committee Chair	2013	2021	—
Edward G. Rendell	I	76	Independent Director, Compensation Committee Chair	2017	2021	—
Executive Officers (not listed above)
Katie P. Kurtz	N/A	40	Chief Financial Officer, Secretary and Treasurer	N/A	N/A	N/A
Nominees for Class III Directors
Lisa D. Kabnick
Lisa D. Kabnick has served as an independent director of the Company since August 2015 and is a Class III director. Ms. Kabnick has served as our nominating and corporate governance committee chair since April 2016 and also has served as our lead independent director since March 2018. Ms. Kabnick has served as a Senior Advisor for Pepper Hamilton, LLP since September 2017. Ms. Kabnick previously served as a Senior Advisor at Reed Smith LLP (“Reed Smith”) from January 2015 until September 2017 and previously served as a partner at Reed Smith from January 2003 until December 2014. Prior to joining Reed Smith, Ms. Kabnick was a practicing attorney with Pepper Hamilton, LLP, where she became a partner in 1988. During her tenure in both firms, Ms. Kabnick has held various leadership positions. Since April 2015, Ms. Kabnick has been a member of the board of directors of The Philadelphia Inquirer, PBC, the publisher of the Philadelphia Inquirer and Daily News and operator of philly.com, where she is vice chair of the board and chairs the Audit/Finance Committee. From January 2017 until January 2020, Ms. Kabnick served as a member of the board of directors of CFG Community Bank and a member of the risk management and compensation committees. From August 2013 until October 2015, Ms. Kabnick served as a member of the board of directors of Vertisense, Inc. (formerly known as Alcohoot, Inc.), a start-up breathalyzer company. From 2006 through 2013, Ms. Kabnick was a member of the board of directors of the Kimmel Center, the performing arts center in Philadelphia, Pennsylvania. Since 2001, Ms. Kabnick has been a member of the board of directors of the Ongava Game Reserve, a 125 square mile game reserve in Namibia. Ms. Kabnick has also served on a number of community and non-profit boards, including as a Northeast Trustee for the Boys and Girls Clubs of America, United Way of Greater Philadelphia and Southern New Jersey Council, Pennsylvania Ballet, and on the Trustee’s Council of Penn Women for the University of Pennsylvania. Ms. Kabnick has been the recipient of numerous awards and honors relating to her professional career, including being recognized in Chambers USA, Best Lawyers in America, and Pennsylvania Super Lawyers, and has been honored by Real Philly magazine in 2005 as Trailblazer Honoree and Woman of Distinction.
Our Board of Directors believes Ms. Kabnick’s experience as an attorney and a director on multiple profit- and non-profit boards makes her well qualified to serve on our Board of Directors.
Edward M. Weil, Jr.
Edward M. Weil, Jr. has served as chairman of the Board of Directors and as chief executive officer and president of the Company, the Advisor and the Company’s property manager, American Finance Properties, LLC (the “Property Manager”), since November 2015 and is a Class III director. Mr. Weil also previously served as an executive officer of the Company, the Advisor and the Property Manager from their formation in January 2013 until November 2014, and served as a director of the Company from January 2013 to September 2014. Mr. Weil also has been the chief executive officer of AR Global since January 2016 and has a non-controlling interest in the parent of AR Global. Currently, he also serves in leadership positions at three other REITs advised by affiliates of AR Global: as a director of NYSE-listed Global Net Lease, Inc. (“GNL”) since January 2017; as executive chairman of New York City REIT, Inc. (“NYCR”) since November 2015 and as chief executive officer, president and secretary of NYCR, the NYCR advisor and the NYCR property manager since March 2017; and as a director of Healthcare Trust, Inc. (“HTI”) since October 2016 and as chief executive officer of HTI, the HTI advisor and the HTI property manager since August 2018.
Mr. Weil previously served in leadership positions at multiple REITs and other entities advised by affiliates of AR Global, including: as chairman, chief executive officer, president of American Realty Capital Healthcare Trust III, Inc. (“HT III”) until its liquidation and dissolution in March 2019; as executive chairman of American Realty Capital Global Trust II, Inc. (“Global II”) until December 2016, when Global II merged with GNL, as a director of Business Development Corporation of America (“BDCA”) until November 2016, when BDCA’s external advisor was acquired by Benefit Street Partners, L.L.C.; as chief executive officer, president and chairman of American Realty Capital — Retail Centers of America, Inc. (“RCA”) until its merger with the Company (the “Merger”) in February 2017; as a trustee of American Real Estate Income Fund (“AREIF”) until its liquidation in August 2016; as a trustee of Realty Capital Income Funds Trust (“RCIFT”), a family of mutual funds, until its dissolution in January 2017; and as an executive officer and director of American Realty Capital Daily Net Asset Value Trust, Inc. during multiple periods until its dissolution and liquidation in April 2016. Mr. Weil also served as chairman of Realty Capital Securities, LLC (“RCS”) from September 2013 until November 2015 and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of RCS from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 until December 2015 and served as an executive officer of RCAP from February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016.
Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Mr. Weil also previously served on the board of directors of the Real Estate Investment Securities Association (now known as ADISA) from 2012 to 2014, including as its president in 2013. Mr. Weil attended George Washington University.

Our Board of Directors believes that Mr. Weil’s experience as a director or executive officer of the companies described above and his significant experience in real estate make him well qualified to serve as a member of our Board of Directors.
Continuing Directors
Leslie D. Michelson
Leslie D. Michelson joined our Board of Directors in February 2017 at the completion of the Merger between the Company and RCA and is a Class II director. Mr. Michelson had served as an independent director of RCA since November 2015. In addition, Mr. Michelson has served as an independent director of HTI since December 2015, including as non-executive chair since October 2016, and as an independent director of BDCA since January 2011, including as lead independent director since February 2016.
Mr. Michelson previously served as an independent director of Business Development Corporation of America II (“BDCA II”) from August 2014 until its liquidation and dissolution in September 2016, an independent trustee of RCIFT, a family of mutual funds advised by an affiliate of AR Global, from April 2013 until its dissolution in January 2017, an independent director of VEREIT, Inc. (formerly known as, American Realty Capital Properties, Inc., “VEREIT”) from October 2012 until April 2015, and an independent director Crossroads Capital, Inc. (formerly known as BDCA Venture, Inc., “Crossroads Capital”) from June 2014 until June 2015.
Since April 2007, Mr. Michelson has served as the chairman and chief executive officer of Private Health Management, a company which assists corporate employees and their dependents, families and individuals obtain the best healthcare. Mr. Michelson has served as a member of the Board of Advisors for the UCLA Fielding School of Public Health since October 2013. He served as a director of Druggability Technologies Holdings Ltd., a proprietary pharmaceutical product business dedicated developing and commercializing of high-value pharmaceutical products, from April 2013 until September 2018. He has served as founder and chief executive officer of Michelson on Medicine, LLC since January 2011. Earlier in his career, Mr. Michelson served as a director and executive officer of multiple public and private companies, including foundations, in the healthcare, technology and real estate industries. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.
Our Board of Directors believes that Mr. Michelson’s experience as a director and executive officer of multiple companies make him well qualified to serve as a member of our Board of Directors.
Stanley R. Perla
Stanley R. Perla has served as an independent director of the Company since April 2013 and is a Class I director. Mr. Perla has served as our audit committee chair since March 2018. Mr. Perla has served as an independent director of Hospitality Investors Trust, Inc. (formerly known as American Realty Capital Hospitality Trust, Inc.) since January 2014 and GTJ REIT, Inc. since January 2013, and he currently chairs the audit committee at both companies. Mr. Perla previously served as a member of the board of directors and the chair of the audit committee of Madison Harbor Balanced Strategies, Inc. until its liquidation in 2017, as a trustee of AREIF from May 2012 until its liquidation in August 2016 and as an independent director of Global II from August 2014 until December 2016. Mr. Perla, a licensed certified public accountant, was with the firm of Ernst & Young LLP for 35 years, from September 1967 to June 2003, the last 25 of which he was a partner. From July 2003 to May 2008, he was the director of Internal Audit for Vornado Realty Trust and from June 2008 to May 2011, he was the managing partner of Cornerstone Accounting Group, a public accounting firm specializing in the real estate industry and a consultant to them from June 2011 to March 2012. From May 2012 until December 2015, Mr. Perla provided consulting services to Friedman LLP, a public accounting firm. His area of expertise for the past 40 years has been real estate and he was also responsible for the auditing of public and private companies. Mr. Perla served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. He is an active member of the National Association of Real Estate Investment Trusts and the National Association of Real Estate Companies. In addition, Mr. Perla has been a frequent speaker on real estate accounting issues at numerous real estate conferences. Mr. Perla earned an M.B.A. in Taxation and a B.B.A. in Accounting from Baruch College.

Our Board of Directors believes that Mr. Perla’s business experience and his experience as a director of multiple companies make him well qualified to serve as a member of our Board of Directors.
Edward G. Rendell
Governor Rendell joined our Board of Directors in February 2017 at the completion of the Merger and is a Class I director. Governor Rendell has served as our compensation committee chair since March 2018. He had served as an independent director of RCA since October 2012 and also previously served as an independent director of RCA from February 2011 until March 2012. Governor Rendell has served as an independent director of HTI since December 2015, of GNL since March 2012 and of BDCA since January 2011. Governor Rendell previously served as an independent director of BDCA II from August 2014 until its liquidation and dissolution in September 2016 and an independent director of VEREIT from February 2013 until April 2015.
Governor Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011 and as the Mayor of Philadelphia from January 1992 through January 2000. Governor Rendell was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Governor Rendell has also worked as an attorney in private practice. An Army veteran, Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.
Our Board of Directors believes that Governor Rendell’s experience as a director of multiple companies, as well as his experience as the chief executive of Pennsylvania and Philadelphia, make him well qualified to serve as a member of our Board of Directors.
Executive Officers
Edward M. Weil, Jr.
See “— Nominees for Class III Directors — Edward M. Weil, Jr.” for biographical information regarding Edward M. Weil, Jr., the chief executive officer and president of the Company.
Katie P. Kurtz
Katie P. Kurtz has served as the chief financial officer, secretary and treasurer of the Company, the Advisor and the Property Manager since November 2017. Ms. Kurtz has served as the chief financial officer, treasurer and secretary of HTI, the HTI advisor and the HTI property manager since December 2015. Ms. Kurtz served as the chief financial officer and treasurer of NYCR, the NYCR advisor and the NYCR property manager from October 2017 to September 2019 and chief financial officer, treasurer and secretary of HT III, the HT III advisor and the HT III property manager from December 2015 until HT III liquidated and dissolved in March 2019. Ms. Kurtz previously served as the chief financial officer, treasurer and secretary of RCA and the RCA advisor from November 2015 until the close of the Merger with AFIN in February 2017. She previously served as chief financial officer, treasurer and secretary of BDCA II from August 2014 until December 2015, as chief financial officer and treasurer of Crossroads Capital from October 2014 until December 2015 and as chief accounting officer for BDCA from December 2013 until December 2015.
Prior to joining AR Global, the parent of the Advisor, in July 2013, Ms. Kurtz was employed as vice president by The Carlyle Group (“Carlyle”), where she served as chief accounting officer for Carlyle GMS Finance, Inc., Carlyle’s business development company. From 2010 to 2012, Ms. Kurtz served as director of finance and controller for New Mountain Finance Corporation (“New Mountain”), an exchange-traded business development company. Prior to New Mountain, Ms. Kurtz served as controller at Solar Capital Ltd., an exchange-traded business development company, and in various accounting and financial reporting roles at GFI Group, Inc. Ms. Kurtz began her career at PwC. Ms. Kurtz is a certified public accountant in New York State, holds a B.S. in Accountancy and a B.A. in German from Wake Forest University and a Master of Science in Accountancy from Wake Forest University.

Information About the Board of Directors and its Committees
The Board of Directors is responsible for overseeing the management of our business and operations. Our current executive officers are employees of affiliates of the Advisor. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is under common control with AR Global. Mr. Weil, our chief executive officer, president and chairman, is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
The Board of Directors held a total of 15 meetings and took action by written consent or electronically on 14 occasions during the year ended December 31, 2019. The independent directors of the Board of Directors held a total of four meetings during the year ended December 31, 2019. Each of our directors attended at least 97% of the meetings of the Board of Directors while they were a member of the Board of Directors. All of our directors attended our 2019 annual meeting of stockholders. Our policy is to encourage all directors to attend our annual meetings of stockholders.
The Board of Directors has a standing audit committee, compensation committee and nominating and corporate governance committee.
Leadership Structure of the Board of Directors
Edward M. Weil, Jr. serves as our chief executive officer, president and chairman. As chief executive officer and president of the Company and the Advisor, Mr. Weil is responsible for our operations and business strategy. The Board believes that because the chief executive officer is responsible for operations and business strategy of the Company, which is also a main focus of the Board’s deliberations, the chief executive officer is the most qualified director to act as chairman. The Board may modify this structure to best address our circumstances for the benefit of our stockholders when appropriate.
Lisa D. Kabnick currently serves as our lead independent director. The Board has appointed a lead independent director to provide an additional measure of balance, ensure the Board’s independence, and enhance the Board’s ability to fulfill its management oversight responsibilities.
The lead independent director chairs meetings or executive sessions of the independent directors, reviews and comments on Board meeting agendas, represents the views of the independent directors to the Advisor, facilitates communication among the independent directors and between the Advisor and the independent directors, acts as a liaison with service providers, officers, attorneys and other directors generally between meetings and otherwise assumes such responsibilities as may be assigned to the lead independent director by the Board. The Company further compensates the director acting as lead independent director in addition to the compensation the director receives for other service on the Board.
We believe that having a majority of independent, experienced directors, including a lead independent director, provides the right leadership structure for the Company and is best for the Company at this time.
Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board of Directors is actively involved in overseeing risk management for the Company through its approval of all material transactions, including property acquisitions and dispositions, the incurrence and assumption of debt and securities offerings, as well as its oversight of the Company’s executive officers and the Advisor. The nominating and corporate governance committee manages risks associated with the independence of the members of the Board of Directors and is responsible for reviewing and approving transactions with related parties, such as the Advisor, AR Global and their affiliates, and resolving other conflicts of interest. The compensation committee oversees all compensation plans, and, to the extent applicable, other compensation-related matters. The audit committee oversees management of accounting, financial, legal and regulatory risks.
Hedging Policy
The Board of Directors has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the officers and directors of the Company, as well as employees of AR

Global and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Audit Committee
Our audit committee is comprised of Ms. Kabnick and Messrs. Perla and Michelson, each of whom is “independent” within the meaning of the applicable (i) requirements set forth in the Exchange Act and the applicable SEC rules and (ii) the listing standards of the Nasdaq Stock Market (the “Nasdaq”). Mr. Perla is the chair of our audit committee. Our audit committee held nine meetings during the year ended December 31, 2019. Our directors attended all meetings while they were members of the audit committee. The audit committee charter is available to any stockholder sends a request to American Finance Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The audit committee charter is also available on the Company’s website, www.americanfinancetrust.com by clicking on “Investor Relations — Governance — Documents & Charters.” The Board has determined that each of Ms. Kabnick and Messrs. Perla and Michelson is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.
The audit committee, in performing its duties, monitors:
•
our financial reporting process;

•
the integrity of our financial statements;

•
compliance with legal and regulatory requirements;

•
the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

•
the performance of our independent registered public accounting firm and internal auditors, as applicable.

The audit committee’s report on our financial statements for the year ended December 31, 2019 is discussed below under the heading “Audit Committee Report.”
Compensation Committee
The compensation committee is comprised of Ms. Kabnick and Messrs. Perla, Michelson and Rendell, each of whom is “independent” within the meaning of the applicable (i) requirements set forth in the Exchange Act and the applicable SEC rules and (ii) the listing standards of the Nasdaq. Governor Rendell is the chair of our compensation committee. Our compensation committee held three meetings and took action by written consent or electronically on one occasion during the year ended December 31, 2019. Our directors attended all meetings while they were members of the compensation committee. The compensation committee charter is available to any stockholder who sends a request to American Finance Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The compensation committee charter is also available on the Company’s website, www.americanfinancetrust.com by clicking on “Investor Relations — Governance — Documents & Charters.” In addition, all of the members of our compensation committee are “non employee directors” within the meaning of the rules of Section 16 of the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
The principal functions of the compensation committee are to:
•
approve and evaluate all compensation plans, policies and programs, if any, as they affect the Company’s executive officers;

•
review and oversee the Company’s annual process, if any, for evaluating our executive officers;

•
oversee our equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of common stock (“restricted shares”), restricted stock units in respect of shares of common stock (“RSUs”), dividend equivalent shares and other equity-based awards;

•
assist the Board of Directors and the chairman in overseeing the development of any executive succession plans; and

•
determine from time to time the remuneration for our non-executive directors.

The compensation committee administers our equity plan for the Advisor (the “Advisor Plan”) and our equity plan for individuals (the “Individual Plan” and together with the Advisor Plan the “2018 Equity Plan”) and the award of units of limited partnership in our OP designated as “LTIP Units” (“LTIP Units”) granted to the Advisor pursuant to our multi-year outperformance award agreement entered into in July 2018 (as amended, the “2018 OPP”). See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Share-Based Compensation” and “Certain Relationships and Related Transactions — 2018 OPP.”
The compensation committee is responsible for approving and administering all grants of awards under the Individual Plan to our executive officers, including any award of restricted shares approved upon the recommendation of Mr. Weil. In carrying out its responsibilities, our compensation committee may delegate any or all of its responsibilities to a subcommittee or any other person to the extent consistent with our charter, our by-laws and any other applicable laws, rules and regulations, including the Nasdaq rules. See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Share-Based Compensation” for further information regarding delegations of authority by the compensation committee.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee is comprised of Ms. Kabnick and Messrs. Perla, Michelson and Rendell, each of whom is “independent” within the meaning of the applicable (i) requirements set forth in the Exchange Act and the applicable SEC rules and (ii) the listing standards of the Nasdaq. Ms. Kabnick is the chair of the nominating and corporate governance committee. Our nominating and corporate governance committee held three meetings and took action by written consent or electronically on one occasion during the year ended December 31, 2019. Our directors attended all meetings while they were members of the nominating and corporate governance committee. The nominating and corporate governance committee charter is available to any stockholder who sends a request to American Finance Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The nominating and corporate governance committee charter is also available on the Company’s website, www.americanfinancetrust.com by clicking on “Investor Relations — Governance — Documents & Charters.”
The principal functions of the nominating and corporate governance committee are to:
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provide counsel to the Board of Directors with respect to the organization, function and composition of the Board of Directors and its committees;

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periodically review and, if appropriate, recommend to the Board of Directors changes to the Company’s corporate governance policies and procedures;

•
monitor compliance with the Company’s corporate governance policies and procedures;

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identify and recommend to the Board of Directors potential director candidates for election as directors, consistent with criteria approved by the Board of Directors, and nominees for election as directors at annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected);

•
for all related party transactions, the nominating and corporate governance committee has the authority to:

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review and evaluate the terms and conditions, and determine the advisability of the transaction;

•
negotiate the terms and conditions of the transaction, and, if the nominating and corporate governance committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents in connection with that transaction on our behalf;

•
determine whether the transaction is fair to us, and in our best interest; and

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recommend to the Board of Directors what action, if any should be taken by the Board of Directors with respect to the transaction; and

•
review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the fees and expenses of the Advisor and its affiliates, as well as related matters.

In evaluating directors for nomination to the Board and to serve as members of each committee of the Board, the nominating and corporate governance committee takes into account the applicable requirements for members of committees of boards of directors under the Exchange Act, the Nasdaq listing rules and the charter of the applicable committee and may take into account such other factors or criteria as the nominating and corporate governance committee deems appropriate. For purposes of recommending any nominee, the nominating and corporate governance committee may consider all criteria that it deems appropriate, which may include, without limitation:
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personal and professional integrity, ethics and values;

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experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-held company in today’s business environment;

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experience in the Company’s industry and with relevant social policy concerns;

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experience as a board member of another publicly-held company;

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expertise and experience in an area of the Company’s operations;

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diversity of both background and experience;

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practical and mature business judgment, including ability to make independent analytical inquiries;

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the nature of and time involved in a director’s service on other boards or committees; and

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with respect to any person already serving as a director, the director’s past attendance at meetings and participation in and contribution to the activities of the Board.

The nominating and corporate governance committee evaluates each individual nominee in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences.
The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the bylaws. See “Stockholder Proposals for the 2021 Annual Meeting” for additional information regarding stockholder nominations of director candidates.
All related party transactions during the year ended December 31, 2019 and during the period from January 1, 2020 through the date of this Proxy Statement were approved in accordance with the applicable Company policies consistent with the nominating and corporate governance committee charter. Either our nominating and corporate governance committee, our compensation committee or our independent directors acting as a group has determined that each related party transaction was fair to us and in our best interests. See “Certain Relationships and Related Transactions.”
Director Independence
The Board of Directors has currently set the number of directors at five. As required by the Nasdaq, a majority of our directors must be “independent.” The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the Nasdaq, the Exchange Act and SEC rules. Based upon information provided by each nominee, the nominating and corporate governance committee and the Board of Directors have each affirmatively determined that none of Ms. Kabnick and Messrs. Perla, Michelson and Rendell has any relationship with the Company that would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director and each of them is “independent” within the meaning of the applicable listing standards of the Nasdaq as well as the requirements set forth in the Exchange Act and SEC rules applicable to the committees on which each of them serve.
Family Relationships
There are no familial relationships between any of our directors and executive officers.
Communications with the Board of Directors
Any interested parties (including the Company’s stockholders) may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of American Finance Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Katie P. Kurtz, Chief Financial Officer, Secretary and Treasurer. Ms. Kurtz will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website, www.americanfinancetrust.com.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation Discussion and Analysis
Overview
We have no employees. The Advisor performs our day-to-day management functions and affiliates of the Advisor employ the persons who provide these services, including our named executive officers. We pay the Advisor management fees and reimburse the Advisor for certain expenses as required by the terms of our advisory agreement. For further details regarding the advisory agreement and our other arrangements with the Advisor and its affiliates, including the Property Manager, see “Certain Relationships and Related Transactions.”
As an externally managed REIT, we do not employ our named executive officers, have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them. AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by, or paid to, our named executive officers. Our advisory agreement does not require our named executive officers to dedicate a specific amount of time to fulfilling their obligations or those of the Advisor and its affiliates or specify an amount or percentage of the amounts we pay to the Advisor or its affiliates that must be allocated to compensating our named executive officers. While Mr. Weil, our chairman, chief executive officer and president, may, in his capacity as the chief executive officer of AR Global, play a role in AR Global’s process for determining the compensation earned by, or paid to, our named executive officers by the Advisor or its affiliates, neither our Board nor our compensation committee is involved with or consulted regarding this process. We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, wages (including bonuses) and benefits of certain of our named executive officers, subject to certain limits described in more detail below.
Expense Reimbursements
We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, wages (including bonuses) and benefits of employees of the Advisor or its affiliates involved in providing services to us, subject to certain limits. Prior to 2019, we did not reimburse the Advisor or its affiliates for salaries, wages and benefits paid to our executive officers. As a result of discussions between the independent directors (including their counsel) and the Advisor, our advisory agreement was amended in March 2019 to clarify that the Advisor is entitled to reimbursement for salaries, wages and benefits paid to our executive officers as part of the reimbursements for salaries, wages and benefits paid by the Advisor or its affiliates to employees involved in providing services to us. Following this amendment, the Advisor began to seek reimbursement for a portion of the salary, bonus and benefits paid to our chief financial officer. The amendment also provided, however, that the aggregate amount of all reimbursements for salaries, wages and benefits for employees of the Advisor or its affiliates (including executive officers) will be subject to a limit for each fiscal year equal to the greater of  (a) $7,000,000, and (b) (i) the sum of the Company’s total real estate investments (at cost as recorded on the balance sheet dated as of the last day of each fiscal quarter in the year) divided by four, (ii) multiplied by 0.20%. This overall limit is subject to reduction in connection with certain dispositions that reduce the assets of the Company and increase by an annual cost of living adjustment. Furthermore, the amendment provided that the Company would not be responsible for reimbursements for the salaries, wages and benefits of any executive officer of the Company who is also a partner, member or equity owner of AR Global, such as Mr. Weil.
Equity Compensation
The compensation committee would be responsible for approving and evaluating all compensation plans, policies and programs affecting our executive officers if we adopt any compensation plans, policies and programs affecting our executive officers in the future. The compensation committee is also responsible for approving and administering all grants of awards under the Individual Plan to our named executive officers. See “— Share-Based Compensation” for more information regarding awards that may be made to our named executive officers.

The compensation committee is also responsible for administering and approving all grants of awards under the Advisor Plan to the Advisor, including the award of LTIP Units pursuant to the 2018 OPP granted thereunder. See “— Share-Based Compensation” and “Certain Relationships and Related Transactions — 2018 OPP.”
In connection with the listing of shares of Class A common stock on Nasdaq in July 2018 (the “Listing”), FTI Consulting, Inc. (“FTI”) was engaged by the Company to make recommendations to the Board and the compensation committee with respect to post-Listing director compensation program and the 2018 OPP based on FTI’s review and analysis of director compensation at a comparable peer set of REITs and other relevant peers and long-term incentive equity awards similar to the 2018 OPP made by other REITs. Based on the recommendation of FTI and the compensation committee, the Board of Directors approved a new director compensation program and the 2018 OPP, effective at Listing. Pursuant to this director compensation program, Mr. Weil and all of the Company’s other directors received one-time retention grants for their services as directors of 21,234 restricted shares each, vesting annually in equal installments over a three-year period commencing on July 19, 2018, the date of the Listing. The independent directors also receive additional compensation that is payable on ongoing basis for director services that Mr. Weil has not and will not receive. See “— Compensation of Directors.” Neither FTI, nor any other compensation consultant, played any role in any matters related to the Company’s arrangements involving its named executive officers during 2019 or in prior periods.
Advisory Vote on Executive Compensation
Because the Board of Directors and compensation committee had not considered a compensation policy or program for our named executive officers of any kind prior to 2019, this is the first year in which we will hold a non-binding stockholder advisory vote on compensation of our named executive officers and a non-binding stockholder advisory vote on the frequency of the non-binding stockholder advisory vote on compensation of our named executive officers.
Pay Ratio
We have not included a ratio of the compensation our chief executive officer to our median employee because we do not have any employees.
Summary Compensation Table
The following table summarizes the annual compensation received by our named executive officers for the fiscal years ended December 31, 2019, 2018 and 2017:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Edward M. Weil, Jr., President and Chief Executive Officer	2019	$—	$—	$—	$27,664(2)	$27,664
	2018	—	—	$340,000(1)	$1,664(2)	$341,664
	2017	—	—	—	—	—
Katie P. Kurtz, Treasurer and Chief Financial Officer	2019	$338,991(3)	$708,799(3)	$—	$23,801(4)	$1,071,591
	2018	—	—	—	—	—
	2017	—	—	—	—	—

(1)
Value of awards of restricted shares calculated in accordance with FASB ASC Topic 718. Represents the value of the award of restricted shares Mr. Weil received for his services as a director in connection with the Listing in 2018 as described under “— Compensation Discussion and Analysis.” As of December 31, 2019, Mr. Weil held 14,156 unvested restricted shares.

(2)
The amount reported as “All Other Compensation” represents the value of dividends and other distributions paid during the years ended December 31, 2018 and 2019 on any unvested restricted shares.

(3)
Represents the allocable share of salary and bonus paid by the Advisor or its affiliates to Ms. Kurtz during 2019 that was reimbursed by the Company pursuant to our advisory agreement.

(4)
Represents the allocable share of certain expenses incurred by the Advisor or its affiliates with respect to Ms. Kurtz during 2019 that was reimbursed by the Company pursuant to our advisory agreement as follows: (i) $17,871 for payment of medical insurance costs; and (ii) $6,530 for matching contributions to Ms. Kurtz’s 401(k).

Grants of Plan-Based Awards
There were no plan-based awards granted during the fiscal year ended December 31, 2019 to our named executive officers.
Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information with respect to all outstanding equity-based awards held at the end of the fiscal year ended December 31, 2018 by our named executive officers:
	Number of Restricted Shares That Have Not Vested (#)	Market Value of Restricted Shares That Have Not Vested ($)
Edward M. Weil, Jr.	14,156(1)	$187,708.56(2)

(1)
Restricted shares which vest annually over a three-year period commencing on July 19, 2018, the date of the Listing.

(2)
Based on $13.26 per share, the closing price of our Class A common stock on December 31, 2019, the last trading day of the fiscal year ended December 31, 2019.

Option Exercises and Stock Vested
We have not granted any stock options to our named executive officers to date and the restricted shares granted to our named executive officers that vested during the fiscal year ended December 31, 2019 are set forth in following table:
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Edward M. Weil, Jr.	7,078	81,892.46(1)

(1)
Based on $11.57 per share, the closing price of our Class A common stock on July 19, 2019, the applicable vesting date.

Potential Payments Upon Termination or Change in Control
The award agreement pursuant to which the one-time retention grant of restricted shares were granted to the Company’s directors in connection with the Listing (including Mr. Weil) is based on the form of award agreement approved by the Board for ordinary course annual awards of restricted shares to the Company’s independent directors. This agreement, therefore, provides for accelerated vesting of the portion of the unvested restricted shares scheduled to vest in the year of the recipient’s termination of his or her position as a director of the Company due to a voluntary resignation or failure to be re-elected to the Board of Directors following nomination and also vest in the event of a Change of Control (as defined in the Individual Plan) or a termination of a directorship without cause or as a result of death or disability. Accordingly, if Mr. Weil voluntarily resigned or failed to be re-elected to the Board of Directors following nomination with effect on December 31, 2019, all of his unvested restricted shares would be forfeited because no restricted shares would be scheduled to vest for the remainder of 2019, and, in the event of a Change of

Control (as defined in the Individual Plan) or a termination of his directorship without cause or as a result of death or disability, all 14,156 of Mr. Weil’s unvested restricted shares would immediately vest, with a value of  $0.2 million based on $13.26 per share, the closing price of our Class A common stock on December 31, 2019.
As defined in the Individual Plan, “Change of Control” means: (a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50.1% or more of the combined voting power of the Company’s then outstanding voting securities; (b) the stockholders of the Company approve a merger or consolidation of the Company with any other entity or approve the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding shares of Class A common stock or the combined voting power of the Company’s then outstanding voting securities; or (c) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve (12) months ending on the date of the last sale or disposition having a similar effect).
Compensation Committee Interlocks and Insider Participation
There are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Exchange Act.
Compensation Policies and Practices Related Risk Management
The compensation committee has determined that, to the limited extent the Company has compensation policies and practice, none of those policies and practices create any risks that are reasonably likely to have a material adverse effect on the Company.
Compensation of Directors
Pursuant to our director compensation program, each independent director receives an annual cash retainer of  $60,000 and, in connection with each annual meeting of stockholders, a grant of  $85,000 in restricted shares, vesting on the one-year anniversary of the annual meeting. In addition, the lead independent director receives an additional annual cash retainer of  $100,000, the chair of the audit committee receives an additional annual cash retainer of  $30,000, each other member of the audit committee receives an additional annual cash retainer of  $15,000, the chair of each of the compensation committee and the nominating and corporate governance committee receives an additional annual cash retainer of  $15,000, and each other member of each of the compensation committee and the nominating and corporate governance committee receives an additional annual cash retainer of  $10,000. Members of the Board do not receive fees for attending meetings or taking actions by written consent.
An ad hoc litigation committee currently comprised of Ms. Kabnick and Mr. Michelson to oversee litigation matters arising from the Merger held one meeting during the year ended December 31, 2019, with both members attending the meeting. The members received no additional compensation for serving on this committee.
We also pay each independent director for each external seminar, conference, panel, forum or other industry related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company, in the following amounts:

•
$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

•
$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attending external seminars, conferences, panels, forums or other industry-related events. An independent director cannot be paid or reimbursed for attending a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.
The following table sets forth information regarding compensation of our directors during the year ended December 31, 2019:
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total Compensation ($)
Lisa D. Kabnick	$200,000	$85,000(3)	—	—	—	$37,548	$322,548
Leslie D. Michelson	$95,000	$85,000(3)	—	—	—	$37,230	$217,230
Stanley R. Perla	$110,000	$85,000(3)	—	—	—	$37,675	$232,675
Edward G. Rendell	$85,000	$85,000(3)	—	—	—	$37,229	$207,229

(1)
Value of awards of restricted shares calculated based on their grant date fair value computed in accordance with FASB ASC Topic 718. As of December 31, 2019, Ms. Kabnick, Mr. Michelson, Mr. Perla and Governor Rendell each held 24,315 unvested restricted shares. The number of unvested restricted shares held by Mr. Weil as of December 31, 2019 is set forth in Footnote 1 of the table under the heading “— Summary Compensation Table.”

(2)
The amount reported as “All Other Compensation” represents the value of dividends and other distributions received during the year ended December 31, 2019 on any unvested restricted shares.

(3)
Represents 8,647 restricted shares which vest on May 6, 2020.

Share-Based Compensation
The Board of Directors has adopted the Advisor Plan and the Individual Plan, which we refer to, together, as the 2018 Equity Plan. The Advisor Plan is substantially similar to the Individual Plan, except with respect to the eligible participants. Participation in the Individual Plan is open to the Company’s directors, officers and employees (if the Company ever has employees), employees of the Advisor and its affiliates, employees of entities that provide services to the Company, directors of the Advisor or of entities that provide services to the Company, certain consultants to the Company and the Advisor and its affiliates or to entities that provide services to the Company. By contrast, participation in the Advisor Plan is only open to the Advisor.
The 2018 Equity Plan has a term of 10 years, commencing at the Listing on July 19, 2018. The number of shares of the Company’s capital stock available for awards under the 2018 Equity Plan, in the aggregate, is equal to 10.0% of the Company’s outstanding shares of common stock on a fully diluted basis at any time. Shares subject to awards under the Individual Plan reduce the number of shares available for awards under the Advisor Plan on a one-for-one basis and vice versa. If any awards granted under the 2018 Equity Plan are forfeited for any reason, the number of forfeited shares is again available for purposes of granting awards under the 2018 Equity Plan.
RSUs represent a contingent right to receive shares of Class A common stock at a future settlement date, subject to the recipient satisfying applicable vesting conditions or other restrictions, as set forth in the

2018 Equity Plan and an award agreement evidencing the grant of RSUs. RSUs may not, in general, be sold or otherwise transferred until restrictions are removed and the rights to the shares of Class A common stock have vested. Holders of RSUs do not have or receive any voting rights with respect to the RSUs or any shares underlying any award of RSUs, but holders of RSUs are credited with dividend or other distribution equivalents which are subject to the same vesting conditions or other restrictions as the underlying RSUs and only paid at the time those RSUs are settled in shares of Class A common stock. The Company has not granted any RSUs to date.
Restricted share awards entitle the recipient to receive shares of Class A common stock from the Company under terms that provide for vesting over a specified period of time. For restricted share awards granted under the Individual Plan, the awards provide for accelerated vesting of the portion of the unvested restricted shares scheduled to vest in the year of the recipient’s termination of his or her position as a director of the Company due to a voluntary resignation or failure to be re-elected to the Board of Directors following nomination. All unvested restricted shares also vest in the event of a Change of Control (as defined in the Individual Plan) or a termination of a directorship without cause or as a result of death or disability. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash dividends prior to the time that the restrictions on the restricted shares have lapsed. Any dividends to holders of restricted shares payable in shares of Class A common stock are subject to the same restrictions as the underlying restricted shares.
The compensation committee has delegated authority to Mr. Weil, as our chief executive officer, to award up to a certain number of restricted shares under the Individual Plan to employees of the Advisor or its affiliates who are involved in providing services to the Company (including executive officers) subject to certain limits and restrictions imposed by the compensation committee. The compensation committee remains responsible for approving and administering all grants of awards under the Individual Plan to our executive officers, including any award of restricted shares approved upon the recommendation of Mr. Weil. Through the date of this Proxy Statement, no restricted shares have been awarded pursuant to this delegation of authority.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Class A common stock as of the record date, in each case including shares of Class A common stock which may be acquired by such persons within 60 days, by:
•
each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Class A common stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of the Company’s named executive officers and directors; and

•
all of the Company’s executive officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group, Inc.(2)	16,134,135	14.9%
Blackrock, Inc.(3)	9,382,341	8.7%
Edward M. Weil, Jr.(4)	66,481	*
Katie P. Kurtz	1,650	*
Lisa D. Kabnick(5)	158,262	*
Leslie D. Michelson(5)	50,168	*
Stanley R. Perla(5)	42,285	*
Edward G. Rendell(5)	44,178	*
All directors and executive officers as a group (six persons)	363,024	*

*
Less than 1%

(1)
The business address of each individual or entity listed in the table is 650 Fifth Avenue, 30th Floor, New York, New York 10019. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
The business address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Vanguard Group, Inc. has sole voting power over 222,877 shares, shared voting power over 133,589 shares, sole dispositive power over 15,903,242 shares and shared dispositive power over 230,893 shares. The information contained herein with respect to The Vanguard Group, Inc. is based solely on Amendment No. 2 to the Schedule 13G filed by The Vanguard Group, Inc. with the SEC on February 11, 2020.

(3)
The business address for Blackrock, Inc. is 55 East 52nd Street, New York, New York 10055. Blackrock, Inc. has sole voting power over 9,089,178 shares, no shared voting power over shares, sole dispositive power over 9,382,341 shares and no shared dispositive power over shares. The information contained herein with respect to Blackrock, Inc. is based solely on the Schedule 13G filed by Blackrock, Inc. with the SEC on February 7, 2020.

(4)
Includes 14,156 unvested restricted shares.

(5)
Includes 24,318 unvested restricted shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Edward M. Weil Jr., our chief executive officer, president and chairman, also is the chief executive officer and president of the Advisor and the Property Manager. Katie P. Kurtz, our chief financial officer, treasurer and secretary, is also the chief financial officer, treasurer and secretary of the Advisor and the Property Manager.
The Advisor and the Property Manager are owned and controlled directly or indirectly by AR Global. Mr. Weil is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
Advisor
The Advisor serves as the Company’s advisor with responsibility for overseeing and managing the Company’s day-to-day operations pursuant to our advisory agreement with the Advisor, as amended from time to time.
The initial term of our advisory agreement expires on April 29, 2035. This term is automatically renewed for successive 20-year terms upon expiration unless the advisory agreement is terminated (1) in accordance with an Internalization (as defined below), (2) by the Company or the Advisor with cause, without penalty, with 60 days’ notice, (3) by the Advisor for (a) a failure to obtain a satisfactory agreement for any successor to the Company to assume and agree to perform obligations under our advisory agreement or (b) any material breach of our advisory agreement of any nature whatsoever by the Company, or (4) by the Advisor in connection with a change of control of the Company. Upon the termination of our advisory agreement, the Advisor will be entitled to receive from the Company all amounts due to the Advisor, as well as the then-present fair market value of the Advisor’s interest in the Company.
Our advisory agreement grants the Company the right to internalize the services provided under our advisory agreement (“Internalization”) and to terminate our advisory agreement pursuant to a notice received by the Advisor as long as (i) more than 67% of the Company’s independent directors have approved the Internalization; and (ii) the Company pays the Advisor an Internalization fee equal to (1) $15 million plus (2) either (x) if the Internalization occurs on or before December 31, 2028, the Subject Fees (defined below) multiplied by 4.5, or (y) if the Internalization occurs on or after January 1, 2029, the Subject Fees multiplied by 3.5 plus (3) 1% multiplied by (x) the purchase price of properties or other investments acquired after the end of the fiscal quarter in which the notice of Internalization is received by the Advisor and prior to the Internalization and (y) without duplication, the cumulative net proceeds of any equity raised by the Company during the period following the end of the fiscal quarter in which notice is received and the Internalization. The “Subject Fees” are equal to (i) the product of four multiplied by the sum of  (A) the actual base management fee (including both the fixed and variable portion thereof) plus (B) the actual variable management fee, in each of clauses (A) and (B), payable for the fiscal quarter in which the notice of Internalization is received by the Advisor, plus, (ii) without duplication, the annual increase in the base management fee resulting from the cumulative net proceeds of any equity raised in respect of the fiscal quarter in which the notice of Internalization is received by the Advisor. Up to 10% of the Internalization fee may be payable in shares of Class A common stock subject to certain conditions.
Under our advisory agreement, the Company is required to pay the Advisor a base management fee comprised of a fixed and a variable portion. The fixed portion of the base management fee is paid monthly in an annualized amount equal to $22.5 million from February 17, 2018 to February 16, 2019 and $24 million thereafter. The variable portion of the base management fee is also paid monthly and is equal to an aggregate annual amount equal to 1.25% of the cumulative net proceeds of any equity raised by the Company and its subsidiaries (including certain convertible debt, proceeds from the Company’s distribution reinvestment plan and any cumulative Core Earnings (as defined in our advisory agreement) in excess of dividends paid on common stock but excluding equity based compensation and proceeds from a Specified Transaction (as defined below) from and after the initial effective date of our advisory agreement on February 16, 2017). If the Company acquires (whether by merger, consolidation or otherwise) any other REIT that is advised by an entity that is wholly-owned, directly or indirectly, by AR Global, other than any joint venture (a “Specified Transaction”), the fixed portion of the base management fee will be increased by an amount equal to the consideration paid for the acquired company’s equity multiplied by 0.0031 for the first year following the Specified Transaction, 0.0047 for the second year and 0.0062 thereafter. The base management fee is payable to the Advisor or its assignees in cash, units of limited partnership designated as “Class A Units” (“Class A Units”), or shares of Class A common stock, or a combination thereof, the form of payment to be determined at the discretion of the Advisor and the value of any Class A Unit or share of Class A common stock to be determined based on the trading price of the Class A common stock.
During the year ended December 31, 2019, the Company paid the Advisor $23.9 million and $1.8 million with respect to the fixed and variable portion of the base management fee. All of the fees were paid in cash.
In addition, under our advisory agreement, the Company is required to pay the Advisor a variable management fee equal to the product of  (1) the fully diluted shares of common stock outstanding multiplied by (2) (x) 15.0% of the applicable quarter’s Core Earnings per share in excess of  $0.275 per share plus (y) 10.0% of the applicable quarter’s Core Earnings per share in excess of  $0.3125 per share, in each case as adjusted for changes in the number of shares of common stock outstanding. The calculation of fully diluted shares of common stock outstanding for purposes of calculating Core Earnings per share is based on the Company’s reported diluted weighted-average shares outstanding. Core Earnings is defined as, for the applicable period, net income or loss, computed in accordance with GAAP, excluding non-cash equity compensation expense, the variable management fee, acquisition and transaction related fees and expenses, financing related fees and expenses, depreciation and amortization, realized gains and losses on the sale of assets, any unrealized gains or losses or other non-cash items recorded in net income or loss for the applicable period, regardless of whether such items are included in other comprehensive income or loss, or in net income, one-time events pursuant to changes in GAAP and certain non-cash charges, impairment losses on real estate related investments and other than temporary impairments of securities, amortization of deferred financing costs, amortization of tenant inducements, amortization of straight-line rent, amortization of market lease intangibles, provision for loss loans, and other non-recurring revenue and expenses (in each case after discussions between the Advisor and the independent directors and the approval of a majority of the independent directors). The variable management fee is payable to the Advisor or its assignees in cash or shares, or a combination of both, the form of payment to be determined in the sole discretion of the Advisor and the value of any share to be determined by the Advisor acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. During the year ended December 31, 2019, the Company paid $0.1 million in variable management fees.
Under our advisory agreement, the Advisor is not paid any acquisition fees, financing coordination fees or real estate commissions. The Advisor is, however, reimbursed for services provided for which it incurs investment-related expenses, or “insourced expenses.” The amount reimbursed for insourced expenses cannot exceed 0.5% of the contract purchase price of each acquired property or 0.5% of the amount advanced for a loan or other investment. Additionally, the Company reimburses the Advisor for any third party acquisition expenses paid by the Advisor. In no event will the total of all acquisition expenses payable with respect to the Company’s portfolio of investments or reinvestments exceed 4.5% of the contract purchase price of the Company’s portfolio or 4.5% of the amount advanced for all loans or other investments, and this threshold has not been exceeded through December 31, 2019. During the year ended December 31, 2019, the Company reimbursed the Advisor for $0.2 million in acquisition expenses and related cost reimbursements.
The Company reimburses the Advisor’s costs of providing administrative services, including among other things, reasonable allocation of salaries and wages, benefits and overhead of all employees of the Advisor or its affiliates, except for costs to the extent that the employees perform services for which the Advisor receives a separate fee. The reimbursement includes reasonable overhead expenses, including the reimbursement of an allocated portion of rent expense at certain properties that are both occupied by employees of the Advisor or its affiliates and owned by affiliates of the Advisor. These reimbursements are exclusive of fees and other expense reimbursements incurred from and due to the Advisor that are passed through and ultimately paid to any service provider as a result of the Advisor’s arrangements with such service provider. During the years ended December 31, 2019 and 2018, the Company incurred $9.8 million and $8.6 million, respectively, of reimbursement expenses from the Advisor for providing administrative services. Prior to 2019, the Company had not reimbursed the Advisor or its affiliates, including the Property Manager, for salaries, wages, or benefits paid to the Company’s executive officers. As a result of discussions between the independent directors (including their counsel) and the Advisor, our advisory agreement was amended in March 2019 to clarify that the Advisor is entitled to reimbursement for salaries, wages and benefits paid to our executive officers as part of the reimbursements for salaries, wages and benefits paid by the Advisor or its affiliates to employees involved in providing services to us. Following this amendment, the Company began to reimburse the Advisor for a portion of the salary, wages, and benefits paid to the Company’s chief financial officer as part of the aggregate reimbursement for salaries, wages and benefits of employees of the Advisor or its affiliates, excluding any executive officer who is also a partner, member or equity owner of AR Global , such as Mr. Weil, and subject to certain limitations.
Beginning in 2019, the aggregate amount that may be reimbursed in each fiscal year for salaries, wages and benefits (excluding overhead) of employees of the Advisor or its affiliates (the “Capped Reimbursement Amount”) is limited to the greater of: (a) $7.0 million (the “Fixed Component”); and (b) the variable component (the “Variable Component”), which is defined in the amendment as, for any fiscal year: (i) the sum of the total real estate investments, at cost as recorded on the balance sheet dated as of the last day of each fiscal quarter (the “Real Estate Cost”) in the year divided by four, which amount is then (ii) multiplied by 0.20%. Both the Fixed Component and the Variable Component will also be increased by an annual cost of living adjustment equal to the portion of the Capped Reimbursement Amount (as determined above) multiplied by the greater of  (x) 3.0% and (y) the CPI, as defined in the amendment, for the prior year ended December 31st.
In the event of a reduction in the Real Estate Cost by 25% or more pursuant to instructions from the Board of Directors, in one or a series of related dispositions in which the proceeds of the disposition(s) are not reinvested in Investments (as defined in the advisory agreement), then within 12 months following the disposition(s), the Advisor and the Company will enter into good faith negotiations to reset the Fixed Component; provided that if the proceeds of the disposition(s) are paid to shareholders of the Company as a special distribution or used to repay loans with no intent of subsequently re-financing and re-investing the proceeds thereof in Investments, the Advisor and the Company will enter into good faith negotiations to reset the Fixed Component within 90 days thereof, in each case taking into account reasonable projections of reimbursable costs in light of the reduced assets of the Company.
For the year ended December 31, 2019, the total amount of reimbursements by the Company to the Advisor for salaries, wages and benefits that were subject to the Capped Reimbursement Amount was $7.2 million, which was less than the $7.4 million Variable Component of the Capped Reimbursement Amount. As of December 31, 2019, there was approximately $0.2 million payable by the Advisor to the Company with respect to professional fees and other reimbursements and a receivable for professional fees and other reimbursement of  $0.7 million from the Advisor previously recorded in the fourth quarter of 2018 that is, pursuant to authorization by the independent members of the Board, payable over time during 2020.
See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Share-Based Compensation” for further details regarding grants of restricted shares under the Individual Plan that may be made to employees of the Advisor or its affiliates who are involved in providing services to the Company.
Property Manager
The Property Manager is responsible for managing and leasing our properties, pursuant to a property management agreement (the “Multi-Tenant Property Management Agreement”), a leasing agreement (the “Multi-Tenant Leasing Agreement”) and a net lease property management and leasing agreement (the “Net Lease Property Management Agreement”). In addition, in connection with the issuance of  $242 million aggregate principal amount of net lease mortgage notes (the “Net Lease Mortgage Notes”) by certain subsidiaries of the Company in May 2019, those subsidiaries entered into a Property Management and Servicing Agreement (the “ABS Property Management Agreement”), with the Property Manager, KeyBank National Association (“KeyBank”), as back-up property manager, and Citibank, N.A. as indenture trustee.
The Multi-Tenant Property Management Agreement provides that, unless a property is subject to a separate property management agreement with the Property Manager, the Property Manager is the sole and exclusive property manager for the Company’s multi-tenant properties, which are generally retail properties, such as power centers and lifestyle centers. In December 2017, in connection with a $210.0 million mortgage loan secured by 12 of the Company’s anchored, stabilized core retail properties, the Company entered into 12 identical property management agreements with the Property Manager, the substantive terms of which are substantially identical to the terms of the Multi-Tenant Property Management Agreement, except they do not provide for the transition fees described below.
The Multi-Tenant Property Management Agreement entitles the Property Manager to a management fee equal to 4% of the gross rental receipts from the multi-tenant properties, including common area maintenance reimbursements, tax and insurance reimbursements, percentage rental payments, utility reimbursements, late fees, vending machine collections, service charges, rental interruption insurance, and a 15% administrative charge for common area expenses that are collected from tenants pursuant to their leases with the Company. The Company incurred $4.9 million, of which $3.4 million was paid, with respect to these fees and reimbursements during the year ended December 31, 2019.
In addition, the Property Manager is entitled to a one-time transition fee of up to $2,500 for each multi-tenant property managed, a construction fee equal to 6% of construction costs incurred, if any, and reimbursement of all expenses specifically related to the operation of a multi-tenant property, including compensation and benefits of property management, accounting, lease administration, executive and supervisory personnel of the Property Manager, and excluding expenses of the Property Manager’s corporate and general management office and excluding compensation and other expenses applicable to time spent on matters other than the multi-tenant property. The Company incurred $0.4 million, of which $0.3 million was paid, with respect to these fees and reimbursements during the year ended December 31, 2019.
Pursuant to the Multi-Tenant Leasing Agreement, the Company may, under certain circumstances and subject to certain conditions, pay the Property Manager a leasing fee for services in leasing multi-tenant properties to third parties. During the year ended December 31, 2019, the Company incurred $3.5 million, of which $1.3 million was paid, in leasing fees to the Property Manager pursuant to the Multi-Tenant Leasing Agreement.
The Company’s double- and triple-net leased single tenant properties are managed by the Property Manager pursuant to the Net Lease Property Management Agreement, which permits the Property Manager to subcontract its duties to third parties and requires the Company to pay for all costs and expenses of managing the properties, except for general overhead and administrative expenses of the Property Manager. The Property Manager was not paid any amounts from the Company under the Net Lease Property Management Agreement for the year ended December 31, 2019. In December 2019, in connection with a $45.0 million mortgage loan secured by four properties, the Company entered into a property management and leasing agreement with the Property Manager with respect to the properties securing the loan, the substantive terms of which are substantially identical to the terms of the Net Lease Property Management Agreement, except that it limits the fees payable to the Property Manager and any subcontractor to 3% of operating income in the event that the Property Manager subcontracts its duties under the agreement. The Property Manager was not paid any amounts from the Company under this agreement for the year ended December 31, 2019.
The current term of each of the Multi-Tenant Property Management Agreement, the Multi-Tenant Leasing Agreement and the Net Lease Property Management Agreement ends on October 1, 2020, with automatic renewal for successive one year terms unless terminated 60 days prior to the end of a term or terminated for cause.
Under the ABS Property Management Agreement, the Property Manager is responsible for servicing and administering the properties and leases securing the Net Lease Mortgage Notes under ordinary and special circumstances, and, KeyBank, as the back-up property manager, is responsible for, among other things, maintaining current servicing records and systems for the assets securing the Net Lease Mortgage Notes in order to enable it to assume the responsibilities of the Property Manager in the event the Property Manager is no longer the property manager and special servicer. Pursuant to the ABS Property Management Agreement, the Property Manager may also be required to make reimbursable advances of principal and interest in respect of the Net Lease Mortgage Notes and reimbursable servicing advances in respect of the collateral to preserve and protect value under certain circumstances.

Pursuant to the ABS Property Management Agreement, subsidiaries of the Company are required to pay the Property Manager a monthly fee equal to the product of  (i) one-twelfth of 0.25%, and (ii) the aggregate allocated loan amounts of all the properties that serve as part of the collateral for the Net Lease Mortgage Notes, except for specially serviced properties. With respect to the specially serviced properties, the Property Manager is entitled to receive a workout fee or liquidation fee under certain circumstances based on 0.50% of applicable amounts recovered, as well as a monthly fee equal to the product of  (i) one-twelfth of 0.75%, and (ii) the aggregate allocated loan amounts of all the specially serviced properties that serve as part of the collateral pool for the Net Lease Mortgage Notes. The Property Manager has retained KeyBank as a sub-manager pursuant to a separate sub-management agreement pursuant to which KeyBank provides certain services the Property Manager is required to provide as property manager under the ABS Property Management Agreement. Under the ABS Property Management Agreement, the Property Manager has agreed to waive (i) the portion of the monthly fee related to the properties that are not specially serviced that is in excess of the amount to be paid to KeyBank as sub-manager pursuant to the sub-management agreement, (ii) the workout fee, (iii) the liquidation fee and (iv) the monthly fee related to the properties that are specially serviced, although the Property Manager retains the right to revoke these waivers at any time. The Property Manager is also entitled to receive additional servicing compensation related to certain fees and penalties under the leases it is responsible for under the ABS Property Management Agreement.
The services provided by the Property Manager with respect to the double- and triple-net leased single-tenant properties in the collateral pool and related property management fees are separate and independent from the property management services the Property Manager has provided and will continue to provide with respect to those properties pursuant to the Net Lease Property Management Agreement.
During the year ended December 31, 2019, the Company paid the Property Manager $0.1 million under the ABS Property Management Agreement, representing only the amount to be paid to KeyBank as sub-manager pursuant to the sub- management agreement.
Listing Note
In connection with the Listing, American Finance Operating Partnership, L.P. (the “OP”) entered into a listing note agreement (the “Listing Note”) with an affiliate of the Advisor, American Finance Special Limited Partner, LLC (the “Special Limited Partner”) with respect to the OP’s obligation under the limited partnership agreement of the OP to distribute to the Special Limited Partner an amount that was to be calculated based on the trading price of the Company’s Class A common stock from July 8, 2019 to August 16, 2019. Based on this calculation, the Special Limited Partner was not entitled to any distribution under the Listing Note. The Company has no further obligation under the Listing Note.
Multi-Year Outperformance Agreement
Pursuant to the 2018 OPP, the Company granted a performance-based equity award to the Advisor in connection with the Listing equal to 4,496,796 LTIP Units. These LTIP Units represent the maximum number of LTIP Units that may be earned by the Advisor during a performance period commencing on July 19, 2018 and ending on the earliest of  (i) July 19, 2021, (ii) the effective date of any Change of Control (as defined in the 2018 OPP) and (iii) the effective date of any termination of the Advisor’s service as advisor of the Company (the “Performance Period”).
Half of the LTIP Units (the “Absolute TSR LTIP Units”) are eligible to be earned as of the last day of the Performance Period (the “Valuation Date”) if the Company achieves an absolute total stockholder return (“TSR”) for the Performance Period as follows:
Performance Level	Absolute TSR	Percentage of Absolute TSR LTIP Units Earned
Below Threshold	Less than 24%	—%
Threshold	24%	25%
Target	30%	50%
Maximum	36% or higher	100%

If the Company’s absolute TSR is more than 24% but less than 30%, or more than 30% but less than 36%, the percentage of the Absolute TSR LTIP Units earned is determined using linear interpolation as between those tiers, respectively.
Half of the LTIP Units (the “Relative TSR LTIP Units”) are eligible to be earned as of the Valuation Date if the amount, expressed in terms of basis points, whether positive or negative, by which the Company’s absolute TSR for the Performance Period exceeds the average TSR of a peer group for the Performance Period consisting of Colony Capital, Inc., Lexington Realty Trust, RPT Realty (formerly known as Ramco-Gershenson Properties Trust), Spirit Realty Capital, Inc. and Office Properties Income Trust as follows:
Performance Level	Relative TSR Excess	Percentage of Relative LTIP Units Earned
Below Threshold	Less than 600 basis points	—%
Threshold	-600 basis points	25%
Target	- basis points	50%
Maximum	+600 basis points	100%
If the relative TSR excess is more than -600 basis points but less than 0 basis points, or more than 0 basis points but less than +600 basis points, the percentage of the Relative TSR LTIP Units earned is determined using linear interpolation as between those tiers, respectively.
The Advisor, as the holder of the LTIP Units, is entitled to distributions on the LTIP Units equal to 10% of the distributions made per Class A Unit (other than distributions of sale proceeds) until the LTIP Units are earned. These distributions are not subject to forfeiture, even if the LTIP Units are ultimately forfeited. For the year ended December 31, 2019, the Company paid distributions on the LTIP Units of $0.5 million. If any LTIP Units are earned, the holder will be entitled to a priority catch-up distribution on each earned LTIP Unit equal to the aggregate distributions paid on a Class A Unit during the Performance Period, less the aggregate distributions paid on the LTIP Unit during the Performance Period. As of the Valuation Date, the earned LTIP Units will become entitled to receive the same distributions paid on the Class A Units. Further, at the time the Advisor’s capital account with respect to an LTIP Unit is economically equivalent to the average capital account balance of a Class A Unit, the LTIP Unit has been earned and it has been vested for 30 days, the Advisor, as the holder of the earned LTIP Unit, in its sole discretion, will, in accordance with the limited partnership agreement of the OP, be entitled to convert the LTIP Unit into a Class A Unit, which may, in turn, be redeemed on a one-for-one basis for, at the Company’s election, a share of Class A common stock or the cash equivalent thereof.
If the Valuation Date is the effective date of a Change of Control or a termination of the Advisor without Cause (as defined in our advisory agreement), then calculations relating to the number of LTIP Units earned pursuant to the 2018 OPP will be based on actual performance through the last trading day prior to the effective date of the Change of Control or termination (as applicable), with the hurdles for calculating absolute TSR pro-rated to reflect that the Performance Period lasted less than three years but without pro-rating the number of Absolute TSR LTIP Units or Relative TSR LTIP Units the Advisor would be eligible to earn to reflect the shortened period.
If the Valuation Date is the effective date of a termination of the Advisor with Cause, then calculations relating to the number of LTIP Units earned pursuant to the 2018 OPP will also be based on actual performance through the last trading day prior to the effective date of the termination, with the hurdles for calculating absolute TSR pro-rated to reflect that the Performance Period lasted less than three years and with the number of Absolute TSR LTIP Units or Relative TSR LTIP Units the Advisor would be eligible to earn also pro-rated to reflect the shortened period.
The award of LTIP Units under the 2018 OPP is administered by the compensation committee, provided that any of the compensation committee’s powers can be exercised instead by the Board of Directors if the Board of Directors so elects. Following the Valuation Date, the compensation committee is responsible for determining the number of Absolute TSR LTIP Units and Relative TSR LTIP Units earned, as calculated by an independent consultant engaged by the compensation committee and as approved by the compensation committee in its reasonable and good faith discretion. The compensation committee also must approve the transfer of any Absolute TSR LTIP Units and Relative TSR LTIP Units (or Class A Units into which they may be converted in accordance with the terms of the limited partnership agreement of the OP).
LTIP Units earned as of the Valuation Date will also become vested as of the Valuation Date. Any LTIP Units that are not earned and vested after the compensation committee makes the required determination will automatically and without notice be forfeited without the payment of any consideration by the Company or the OP, effective as of the Valuation Date.
Investment Allocation Agreement
We are party to an investment opportunity allocation agreement with GNL, which is a NYSE-listed REIT advised by affiliates of AR Global. Pursuant to the allocation agreement, each opportunity to acquire one or more domestic retail or distribution properties will be presented first to us, and each opportunity to acquire one or more domestic office or industrial properties will be presented first to GNL, and will be presented to us only after GNL has determined not to acquire the property.
Indemnification Obligations
Subject to conditions and exceptions, the Company has agreed pursuant to our advisory agreement to indemnify the Advisor and its affiliates, as well as their respective officers, directors, equity holders, members, partners, stockholders, other equity holders and employees, from and against all losses, claims, damages, losses, joint or several, expenses (including reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising in the performance of their duties under our advisory agreement. Subject to conditions and exceptions, the Company has also agreed to advance any indemnitee legal expenses and other costs incurred as a result of any legal action for which the indemnification being sought is permissible.
We have entered into indemnification agreements with the Advisor and certain of its affiliates, each of our directors and officers, and certain former directors and officers, providing that we will indemnify them to the extent permitted by Maryland law and our charter and advance expenses to them in connection with claims or liability they may become subject to due to their service to us consistent with the provisions of our charter and Maryland law. For the period commencing on January 1, 2019 through the date of this Proxy Statement, we have reimbursed the Advisor and its affiliates for approximately $2.3 million with respect to expenses incurred in connection with litigation relating to the Merger.
Affiliated Transaction Best Practices Policy
Pursuant to AR Global’s affiliated transaction best practices policy, which was approved by our Board, we may not enter into any co-investments or any other business transaction with, or provide funding or make loans to, directly or indirectly, any investment program or other entity sponsored by the AR Global group of companies or otherwise controlled or sponsored, or in which ownership (other than certain minority interests) is held, directly or indirectly, by any of the individuals who share control of the AR Global group of companies, that is a non-traded REIT or private investment vehicle in which ownership interests are offered through securities broker-dealers in a public or private offering, except that we may enter into a joint investment with a Delaware statutory trust (a “DST”) or a group of unaffiliated tenant in common owners (“TICs”) in connection with a private retail securities offering by a DST or to TICs, provided that such investments are in the form of pari passu equity investments, are fully and promptly disclosed to our stockholders and will be fully documented among the parties with all the rights, duties and obligations assumed by the parties as are normally attendant to such an equity investment, and that we retain a controlling interest in the underlying investment, the transaction is approved by the independent directors of the Board after due and documented deliberation, including deliberation of any conflicts of interest, and such co-investment is deemed fair, both financially and otherwise. In the case of such co-investment, the Advisor will be permitted to charge fees at no more than the rate corresponding to our percentage co-investment and in line with the fees ordinarily attendant to such transaction. At any one time, our investment in such co-investments will not exceed 10% of the value of our portfolio.

Certain Conflict Resolution Procedures
Every transaction that we enter into with the Advisor or its affiliates is subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and the Advisor or any of its affiliates.
Our nominating and corporate governance committee reviews and evaluates all related party transactions, including all transactions in which we, on the one hand, and the Advisor, AR Global or any of their affiliates, on the other hand, are involved. All related party transactions during the year ended December 31, 2019 and during the period from January 1, 2020 through the date of this Proxy Statement were approved in accordance with the applicable Company policies consistent with the nominating and corporate governance committee charter. Either our nominating and corporate governance committee, our compensation committee or our independent directors acting as a group has determined that each related party transaction was fair to us and in our best interests. See “Board of Directors, Executive Officers and Corporate Governance — Nominating and Corporate Governance Committee.”
In addition, our advisory agreement limits our ability to enter into transactions with the Advisor and its affiliates as follows:
•
If we propose to enter into any transaction in which the Advisor, any affiliate of the Advisor or any of the Advisor’s directors or officers has a direct or indirect interest, then the transaction must be approved by a majority of our directors not otherwise interested in the transaction, including a majority of our independent directors.

•
We may not make loans to the Advisor or any of its affiliates except mortgages or loans to wholly owned subsidiaries of ours. The Advisor and its affiliates may not make loans to us, or to any joint venture or partnership or other similar arrangements in which we are a co-venturer, limited liability company member, limited partner or general partner, which are established to acquire or hold our investments (“Joint Ventures”), unless approved by a majority of our directors (including a majority of our independent directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•
We may enter into Joint Ventures with the Advisor or its affiliates provided that (a) a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to us, and (b) the investment by us is on substantially the same terms as those received by other joint venturers.

In addition to the foregoing, we have entered into an investment allocation agreement with GNL. See “— Investment Allocation Agreement.”

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors has furnished the following report on its activities during the year ended December 31, 2019. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of American Finance Trust, Inc.:
We have reviewed and discussed with management American Finance Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2019.
We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in American Finance Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.
Audit Committee
Stanley R. Perla (chair)
Lisa D. Kabnick
Leslie D. Michelson

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors has furnished the following report. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of American Finance Trust, Inc.:
We have reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Exchange Act with management.
Based on the review and discussions described above, we recommended to the Board of Director that the “Compensation Discussion and Analysis” be included in this proxy statement.
Compensation Committee
Edward G. Rendell (chair)
Lisa D. Kabnick
Leslie D. Michelson
Stanley R. Perla

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our Board of Directors is currently comprised of five members, four of whom are independent directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the MGCL, or more than 15. In accordance with our charter, the Board of Directors is divided into three classes of directors. At the Annual Meeting, two Class III directors will be elected to serve until the 2023 Annual Meeting and until their successors are duly elected and qualify. Each director serves for a term of three years, until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. The number of directors in each class may be changed from time to time by the Board of Directors to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.
The Board of Directors has nominated Lisa D. Kabnick and Edward M. Weil, Jr. for election as Class III directors at the Annual Meeting, to serve until our 2023 Annual Meeting and until their successors are duly elected and qualify. Ms. Kabnick and Mr. Weil currently serve as Class III directors of the Company.
The proxy holder named on the proxy card intends to vote “FOR” the election of Ms. Kabnick and Mr. Weil as Class III directors. The election of each Class III director requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes, if any are applicable, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why Ms. Kabnick or Mr. Weil will be unable to serve if elected. If, at the time of the Annual Meeting, Ms. Kabnick or Mr. Weil should become unable to serve, shares represented by proxies will be voted for any substitute nominee designated by the Board of Directors. No proxy will be voted “FOR” a greater number of persons than the number of nominees described in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF LISA D. KABNICK AND EDWARD M. WEIL, JR. AS CLASS III DIRECTORS, TO SERVE UNTIL THE COMPANY’S 2023 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board of Directors has selected and appointed PwC as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2020.
Although ratification by stockholders is not required by law or by our charter or bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. PwC reports directly to our audit committee. Even if the appointment is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time if our audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of PwC, our audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
A representative of PwC will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
KPMG LLP (“KPMG”) audited our consolidated financial statements every year since the year ended December 31, 2014 through the year ended December 31, 2018. No representative of KPMG is expected to attend the Annual Meeting.
On March 14, 2019, our audit committee dismissed KPMG and approved the engagement of PwC as its new independent registered public accounting firm for the fiscal year ending December 31, 2019.
KPMG’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2018 and 2017 and the period from January 1, 2019 through March 14, 2019: (i) there were no disagreements between us and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its report on our consolidated financial statements; and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).
Prior to engaging PwC, during the fiscal years ended December 31, 2018 and 2017 and the period from January 1, 2019 through March 14, 2019, neither we nor anyone acting on our behalf had consulted PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did PwC provide a written report or oral advice to us that PwC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
Fees
No fees for review and audit services rendered by PwC were incurred prior to their engagement for these services in March 2019. PwC had previously provided certain tax services as described below under “— Tax Fees.”
Audit Fees
Professional services relating to audits of our annual consolidated financial statements and internal controls over financial reporting, reviews of our quarterly SEC filings, issuance of a comfort letter and consents, income tax provision procedures, purchase price accounting procedures and review of proxy and other registration statements, and other audit services related to a statutory audit requirement. Aggregate fees billed by PwC for the year ended December 31, 2019 were approximately $1.0 million. Audit fees billed by

KPMG for the year ended December 31, 2019 and the year ended December 31, 2018 were approximately $0.6 million and $2.0 million, respectively.
Audit Related Fees
Audit and other assurance related services relating to individual real estate properties that are required under local tax law. There were no audit related fees billed by PwC for the year ended December 31, 2019. There were no audit related fees billed by KPMG for the year ended December 31, 2019 and approximately $0.2 million of audit related fees were billed by KPMG for the year ended December 31, 2018.
Tax Fees
There were no tax compliance fees billed by PwC for the year ended December 31, 2019. Tax compliance fees billed by PwC for the year ended December 31, 2018 were approximately $0.5 million. There were no tax fees billed by KPMG for the years ended December 31, 2019 or December 31, 2018.
All Other Fees
There were no other fees billed by PwC for the years ended December 31, 2019 or December 31, 2018. There were no other fees billed by KPMG for the years ended December 31, 2019 or December 31, 2018.
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, our audit committee determined that such services are compatible with the provision of independent audit services. Our audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by PwC following its engagement as our independent registered public accounting firm or KPMG were pre-approved by the audit committee.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PwC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020.

PROPOSAL NO. 3 — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution regarding the compensation of our named executive officers, as disclosed in this proxy statement. This proposal, known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers, as disclosed in this proxy statement. Approval of this non-binding advisory resolution requires an affirmative vote of a majority of the votes cast with respect to this proposal.
We have no employees. The Advisor performs our day-to-day management functions and affiliates of the Advisor employ the persons who provide these services, including our named executive officers. We pay the Advisor management fees and reimburse the Advisor for certain expenses as required by the terms of our advisory agreement. For further details regarding the advisory agreement and our other arrangements with the Advisor and its affiliates, including the Property Manager, see “Certain Relationships and Related Transactions.”
As an externally managed REIT, we do not employ our named executive officers, have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them. AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by or paid to our named executive officers. We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, bonuses or benefits of certain of our named executive officers, subject to certain limits described in more detail herein.
In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve, on a non-binding, advisory basis, the following resolution at the annual meeting:
“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby approved.”
While this resolution is advisory and non-binding, the compensation committee will consider the vote on this proposal in its future discussions regarding the compensation of our named executive officers.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THIS NON-BINDING ADVISORY RESOLUTION.

PROPOSAL NO. 4 — NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON EXECUTIVE COMPENSATION
Section 14A of the Exchange Act requires the Company to seek input from its stockholders regarding the frequency with which it will seek non-binding advisory votes regarding the compensation of the Company’s named executive officers. Although the recommendation is non-binding, the Company will consider the outcome of the vote when determining the frequency of future say-on-pay votes. The Company’s decision may differ from the stockholder vote at the Annual Meeting.
The proposal herein provides stockholders with four alternatives: one year, two years, three years or abstain. None of the alternatives may receive a majority of the votes cast on this proposal. If that occurs, our Board of Directors will consider the frequency that receives the highest number of votes as the choice of the stockholders. The Board of Directors believes that an advisory stockholder vote on the compensation of our named executive officers once every three years is appropriate. Although the Board of Directors has recommended that future say-on-pay votes should be held once every three years, stockholders are not voting to approve or disapprove of this recommendation. Rather, stockholders are being provided with the opportunity to cast an advisory vote, which is not binding. The Board of Directors will consider the outcome of the vote in determining the frequency of future non-binding advisory votes regarding executive compensation.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “THREE YEARS” IN THE NON-BINDING VOTE TO RECOMMEND THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON EXECUTIVE COMPENSATION.

CODE OF ETHICS
The Board of Directors adopted an Amended and Restated Code of Business Conduct and Ethics effective as of July 19, 2018 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.
The Code of Ethics is available on the Company’s website at www.americanfinancetrust.com by clicking on “Investors Relations — Corporate Governance —  Code of Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: American Finance Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. Only the Board of Directors or a committee of the Board of Directors with specific delegated authority may grant waivers of this Code of Ethics. Any waivers will be promptly disclosed to the extent required by law. The Code of Ethics may be amended or modified by the Board of Directors, after receiving appropriate recommendation from any relevant committee, as appropriate. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we will disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K.
OTHER MATTERS PRESENTED FOR ACTION AT THE ANNUAL MEETING
Our Board of Directors does not intend to present for consideration at the Annual Meeting or any postponements or adjournments thereof any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to his or her discretion.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. For stockholder proposals within the scope of Rule 14a-8 and submitted in accordance with the procedures specified thereunder, in order for the proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2021 Annual Meeting, the proposal must comply with Rule 14a-8 and be received at our principal executive offices by October 30, 2020. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
For any proposal that is not submitted for inclusion in our proxy material for our 2021 Annual Meeting but is instead sought to be presented directly at that meeting, the proposal must be submitted in accordance with the procedures set forth in our bylaws. Under our bylaws, for a stockholder proposal to be properly submitted for presentation at our 2021 Annual Meeting, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on September 30, 2020 and ending at 5:00 p.m. Eastern Time, on October 30, 2020. Additionally, a stockholder proposal must contain certain information specified in our bylaws.
All nominations must also comply with our bylaws. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: American Finance Trust, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary (telephone: (212) 415-6500).
By Order of the Board of Directors,
/s/ Katie P. Kurtz

Katie P. Kurtz
Chief Financial Officer, Secretary and Treasurer

AMERICAN FINANCE TRUST, INC.650 FIFTH AVE., 30TH FLOORNEW YORK, NY 10019SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com/AFIN or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 P.M. Eastern Time the day before the cut-off dateor meeting date. Follow the instructions to obtain your records and to create anelectronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using theInternet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:E90462-P32949KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.AMERICAN FINANCE TRUST, INC.The Board of Directors recommends you vote FOR thefollowing proposals:1. Election of DirectorsNominee for Class III Directors: For Against Abstain1a. Lisa D. Kabnick1b. Edward M. Weil, Jr.2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.3. Non-binding advisory resolution regarding the executive compensation for the Company's named executive officers as described in the proxy statement.The Board of Directors recommends you vote 3 YEARS on the following proposal: 3 Years 2 Years 1 Year Abstain4. Recommendation, on a non-binding advisory basis, of the frequency of future non-binding advisory votes on executive compensation.NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com/AFIN.E90463-P32949American Finance Trust, Inc.Annual Meeting of StockholdersApril 8, 2020 1:00 p.m.This proxy is solicited by the Board of DirectorsThe undersigned stockholder of American Finance Trust, Inc., a Maryland corporation (the "Company"), hereby appointsEdward M. Weil, Jr. and Katie P. Kurtz, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held at The Core Club, located at66 E. 55th Street, New York, New York on April 8, 2020, commencing at 1:00 p.m., local time, and any and all postponements or adjournments thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all postponements or adjournments thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, each of which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" Proposals 1, 2, 3 and "THREE YEARS" for Proposal 4, as more particularly described in the proxy statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.Continued and to be signed on reverse side